Blackstone Mortgage Trust, Inc. April 24, 2018 First Quarter 2018 Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT Highlights
8.1%
Dividend Yield
(b)
Blackstone Real
Estate platform
provides expert
management
100% performing
loan portfolio
generates current
cash income
Stable assets
financed with long-
term, match-funded
liabilities
Portfolio positioned for
yield and value
protection in changing
rate environment
Information included in this presentation is as of or for the period ended March 31, 2018, unless otherwise indicated.
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of April 23, 2018
(c)
Reflects LTV as of the date loans were originated or acquired by BXMT
(d)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees.
See Appendix for important disclosures.
$0.62
1Q Dividend
62%
Loan-to-Value
(c)
$12.1B
Senior Loan Portfolio
94%
Floating Rate
+$0.24
Earnings
Impact
per
1%
Increase in LIBOR
(d)
$120B
BX Real Estate Investor
Capital under Management
$1.9B
1Q Originations
BXMT
originated $1.9 billion of senior commercial real estate loans growing its portfolio by
$1.0
billion
in
1Q
and
generating
$0.56
of
GAAP
EPS
and
$0.64
of
Core
EPS
(a)
Expertise
Income
Stability
Protection

Blackstone Mortgage Trust

Loan
Originations
Loan
Originations
Record
direct
origination
volume
of
$1.9
billion
and
net
fundings
of
$1.0
billion
Closed
€1.0
billion
loan
secured
by
portfolio
of
Spanish
assets,
and
subsequent
to
quarter
end
closed
a
$1.8
billion
office
construction
loan
in
Hudson
Yards,
Manhattan
Earnings &
Dividends
Earnings &
Dividends
1Q
EPS
of
$0.56
and
Core
Earnings
(a)
of
$0.64
per
share,
or
$69
million
Paid
$0.62
per
share
dividend
and
increased
book
value
per
share
by
$0.02
to
$26.95
First Quarter 2018 Results
Portfolio
Composition
Portfolio
Composition
Financing
Financing
Interest Rates
Interest Rates
Growth
of
9%
during
1Q
resulted
in
a
$12.1
billion
total
portfolio
of
senior
loans
(b)
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(c)
of
62%
Issued
$220
million
of
five-year
convertible
notes
with
a
coupon
of
4.75%
Added
$2.8
billion
of
term
and
currency
matched
credit
facility
capacity
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Includes $996 million of Non-Consolidated Senior Interests; see Appendix for definition
(c)
Reflects LTV as of the date loans were originated or acquired by BXMT
(d)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees.
See Appendix for important disclosures.
94%
of
the
portfolio
is
floating
rate
1.0%
increase
in
LIBOR
would
increase
earnings
per
share
by
$0.24
per
annum
(d)

Blackstone Mortgage Trust

$0.60
$0.69
$0.65
$0.64
2Q'17
3Q'17
4Q'17
1Q'18
Dividends per Share
Dividend Coverage
(c)
Earnings & Dividends
Earnings & Dividends
1Q
GAAP
earnings
of
$0.56
per
share
and
Core
Earnings
(a)
of
$0.64
per
share
$0.62
per
share
dividend
equates
to
a
8.1%
dividend
yield
(b)
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of April 23, 2018
(c)
GAAP EPS of $0.53, $0.61, $0.59 and $0.56 as of 2Q’17, 3Q’17, 4Q’17 and 1Q’18, respectively
$0.62
Quarterly Dividend
104%
Dividend Coverage
Core Earnings per Share

Blackstone Mortgage Trust

$1.1
$0.7
$1.1
$1.8
($0.4)
($0.9)
($0.9)
($1.0)
2Q'17
3Q'17
4Q'17
1Q'18
Loan Originations
Loan Originations
Origination
volume
of
$1.9
billion,
up
$651
million
from
4Q
and
net
fundings
of
$1.0
billion,
up
$601
million
$180
million
in
fundings
of
previously
originated
commitments
resulting
in
total
gross
fundings
of
$2.0
billion,
up
$692
million
from
4Q
($ in billions)
$0.8
Fundings
of
New
Loans
Repayments
Net Fundings
$0.4
Net Fundings
$1.3
$0.9
$1.3
$2.0
($0.0)
$1.0
Fundings
of
Existing Loans
100% senior loans
100% floating rate
Large
loans:
$309
million
avg.
size
(b)
1Q
Origination Highlights
Weighted
average
LTV
(a)
of
66%
(a)
Reflects LTV as of the date loans were originated or acquired by BXMT
(b)
Excludes loans originated in the BXMT-Walker & Dunlop joint venture

Blackstone Mortgage Trust

48%
14%
12%
10%
7%
2%
7%
Retail
Portfolio Composition
$12.1
billion
portfolio
(106
senior
loans)
secured
by
institutional
quality
real
estate
with
59%
of
loans
in
gateway
markets
Sole
previously
“4
”
risk
rated
loan
($20
million)
was
upgraded
to
“3
”
during
1Q
and
repaid
in
full
subsequent
to
quarter
end
Office
Spanish
Assets
Hotel
Other
Multi
Geographic Diversification
(a)
Collateral Diversification
(a)
(a)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements. See
Note 2 in our Form 10-Q for further discussion. Total loan exposure encompasses the entire loan we originated and financed, including $996 million of such Non-
Consolidated Senior Interests as of March 31, 2018.
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT
Weighted Average LTV
(b)
62%
States that comprise less than 1% of total loan portfolio
$12.1B
portfolio
MA
3%
CAN
3%
CA
16%
WA
2%
HI
4%
DC
2%
GA
3%
IL
6%
FL
8%
VA
6%
NY
22%
DEU
1%
BE
1%
UK
7%
ES
10%
Condo

Blackstone Mortgage Trust

Financing
Issued
$220
million
of
five-year
convertible
notes
with
a
coupon
of
4.75%
Added
$2.8
billion
of
term
and
currency
matched
credit
facility
capacity
with
five
counterparties
Financing
(outstanding balance)
(a)
In addition to $118.2 million of loan participations sold, includes $996 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(b)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity
Credit Facilities
11 Credit Providers
Corporate Debt
Convertible Notes and Secured Facility
Corporate Obligations
Senior Loan
Interests
(a)
$6.0
$0.8
$1.1
$6.8
Securitized
Debt
$1.3
CLO and Single Asset Securitization
($ in billions)
2.3x
Debt-to-Equity Ratio
(b)
Senior Syndications

Earnings Per Share
Increasing USD LIBOR = Increasing Earnings

Blackstone Mortgage Trust

6%
94%
Interest Rates
Earnings
are
positively
correlated
to
changes
in
USD
LIBOR,
the
benchmark
index
for
82%
of
BXMT’s
net
loan
equity
A
1.0%
increase
in
USD
LIBOR
would
increase
earnings
per
share
by
$0.24
per
annum
(a)
(a)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees.
See Appendix for important disclosures.
Earnings
Sensitivity
to
USD
LIBOR
(a)
(Annual Dollars of Earnings per Share)
USD LIBOR
Portfolio Fixed vs. Floating
(% of Total Loan Exposure)
Floating
Fixed
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
1.88%
2.38%
2.88%
3.38%
3.88%
4.38%

Appendix

Blackstone Mortgage Trust

4Q'17 Loans
Outstanding
Fundings
Repayments
1Q'18 Loans
Outstanding
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
155.4
$
-
$
155.4
$
Interest Expense
(70.0)

0.5

(69.5)

Management and
Incentive Fees
(15.5)

—

(15.5)

G&A / Other
(1.7)

0.8

(0.9)

Non-Cash
Compensation
(7.0)

7.0

—

Net income attributable to
non-controlling interests
(0.2)

—

(0.2)

Total
61.0
$
8.3
$
69.3
$
Appendix –
First Quarter 2018 Operating Results & Net Funding
$1.0 billion
(b)
Net Fundings
Net Funding
($ in billions)
Operating Results
($ in millions)
$11.1
$2.0
$(1.0)
$12.1
(a)
Includes $985 million and $996 million of Non-Consolidated Senior Interests as of December 31, 2017 and March 31, 2018, respectively; see Appendix for definition
(b)
Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings
$0.64
Core Earnings per Share
$0.56
Net Income per Share
(a)
(a)

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
March 31, 2018, three loans in the portfolio have been financed with an aggregate $996 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Loan Portfolio Details
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)
Balance
(b)
Value
Maturity
(c)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
3/22/2018
$  1,230
$  1,230
$  1,220
L + 3.15
%
L + 3.40
%
3/15/2023
Diversified -
Spain
Spanish Assets
n/a
67%
Loan 2
Senior loan
5/11/2017
753
669
665
L + 3.40
%
L + 3.60
%
6/10/2023
Northern Virginia
Office
327 / sqft
62%
Loan 3
Senior loan
(b)
5/15/2015
590
555
94
L + 4.25
%
L + 4.58
%
5/15/2020
Miami
Retail
704 / sqft
36%
Loan 4
Senior loan
(b)
8/6/2015
518
518
94
4.49
%
5.81
%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 5
Senior loan
1/7/2015
315
298
297
L + 3.50
%
L + 3.71
%
1/9/2021
New York
Office
255 / sqft
53%
Loan 6
Senior loan
5/1/2015
320
295
294
L + 3.45
%
L + 3.83
%
5/1/2020
New York
Office
375 / sqft
68%
Loan 7
Senior loan
2/13/2018
330
294
293
L + 3.42
%
L + 3.54
%
3/9/2023
New York
Multi
711,951 / unit
62%
Loan 8
Senior loan
3/31/2017
258
242
240
L + 4.15
%
L + 4.54
%
4/9/2022
Maui
Hotel
318,182 /  key
75%
Loan 9
Senior loan
12/22/2017
225
225
223
L + 2.80
%
L + 3.16
%
1/9/2023
Chicago
Multi
326,087 / unit
65%
Loan 10
Senior loan
6/4/2015
223
223
225
L + 4.20
%
L + 4.20
%
3/19/2021
Diversified -
CAN
Hotel
37,447 /  key
54%
Loan 11
Senior loan
6/23/2015
222
215
215
L + 3.65
%
L + 4.00
%
5/8/2022
Washington DC
Office
241 / sqft
72%
Loan 12
Senior loan
8/3/2016
276
208
207
L + 4.66
%
L + 5.23
%
8/9/2021
New York
Office
286 / sqft
57%
Loan 13
Senior loan
2/25/2014
195
195
194
L + 4.01
%
L + 4.46
%
3/9/2021
Diversified -
US
Hotel
102,470 /  key
55%
Loan 14
Senior loan
8/19/2016
200
190
190
L + 3.64
%
L + 4.10
%
9/9/2021
New York
Office
580 / sqft
69%
Loan 15
Senior loan
4/15/2016
200
189
189
L + 4.25
%
L + 4.86
%
5/9/2021
New York
Office
176 / sqft
40%
Loans 16 -
106
Senior loans
Various
7,787
6,593
6,441
5.68
%
(d)
6.09
%
(d)
Various
Various
Various
Various
62%
Total/Wtd. avg.
$  13,641
$  12,137
$  11,082
5.36
%
5.78
%
3.7 yrs
62%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
March 31, 2018
December 31, 2017
Assets
Cash and cash equivalents
57,396
$
69,654
$
Restricted Cash
17,082
32,864
Loans receivable, net
11,081,716
10,056,732
Other assets
55,096
99,575
Total assets
11,211,290
$
10,258,825
$
Liabilities and equity
Secured debt agreements, net
5,996,880
$
5,273,855
$
Loan participations sold, net
117,926
80,415
Securitized debt obligations, net
1,282,279
1,282,412
Convertible notes, net
778,070
563,911
Other liabilities
109,624
140,826
Total liabilities
8,284,779
7,341,419
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,082
1,079
Additional paid-in capital
3,515,418
3,506,861
Accumulated other comprehensive loss
(21,903)
(29,706)
Accumulated deficit
(573,384)
(567,168)
Total Blackstone Mortgage Trust, Inc. stockholders’ equity
2,921,213
2,911,066
Non-controlling interests
5,298
6,340
Total equity
2,926,511
2,917,406
Total liabilities and equity
11,211,290
$
10,258,825
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended March 31,
2018
2017
Income from loans and other investments
Interest and related income
155,425
$
118,517
$
Less: Interest and related expenses
69,989
46,674
Income from loans and other investments, net
85,436
71,843
Other expenses
Management and incentive fees
15,492
12,921
General and administrative expenses
8,708
7,428
Total other expenses
24,200
20,349
Income before income taxes
61,236
51,494
Income tax provision
120
89
Net income
61,116
$
51,405
$
Net income attributable to non-controlling interests
(158)
—
Net income attributable to Blackstone Mortgage Trust, Inc.
60,958
$
51,405
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
108,397,598
94,993,386
Net income per share of common stock
0.56
$
0.54
$

Blackstone Mortgage Trust

Per Share Calculations
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans until repayment in full of the remaining loans in the pool is substantially assured
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
March 31, 2018
December 31, 2017
Stockholders' equity
2,921,213
$
2,911,066
$
Shares
Class A common stock
108,194

107,884

Deferred stock units
205

197

Total outstanding
108,399

108,081

Book value per share
26.95
$
26.93
$
(Amounts in thousands, except per share data)
Three Months Ended
March 31, 2018
December 31, 2017
Net income
(a)
60,958
$
57,891
$
Weighted-average shares outstanding, basic and diluted
108,398
98,811
Earnings per share, basic and diluted
0.56
$
0.59
$
Three Months Ended
March 31, 2018
December 31, 2017
Net income
(a)
60,958
$
57,891
$
Non-cash compensation expense
6,976
6,221
GE purchase discount accretion adjustment
(b)
(17)
(483)
Other items
1,388
874
Core Earnings
69,305
$
64,503
$
Weighted-average shares outstanding, basic and diluted
108,398
98,811
Core Earnings per share, basic and diluted
0.64
$
0.65
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans until repayment in full of the remaining loans in the pool is substantially assured
(Amounts in thousands, except per share data)
Mar 31,
2018
Dec 31,
2017
Sep 30,
2017
Jun 30,
2017
Net income
(a)
60,958
$
57,891
$
57,722
$
50,613
$
Non-cash compensation expense
6,976
6,221
5,944
5,959
GE purchase discount accretion adjustment
(b)
(17)
(483)
(138)
(198)
Other items
1,388
874
1,610
1,001
Core Earnings
69,305
$
64,503
$
65,138
$
57,375
$
Weighted-average shares outstanding, basic and diluted
108,398
$
98,811
$
95,013
$
95,006
$
Net income per share, basic and diluted
0.56
$
0.59
$
0.61
$
0.53
$
Core Earnings
per share, basic and diluted
0.64
$
0.65
$
0.69
$
0.60
$
Three Months Ended

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
March
31,
2018.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2017,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.